Quarterly Report
March 31, 2022
MFS®  Utilities Series
MFS® Variable Insurance Trust
VUF-Q1

Portfolio of Investments
3/31/22 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.9%
Cable TV – 1.5%
Charter Communications, Inc., “A” (a)	36,343	$19,825,834
Energy - Renewables – 5.7%
AES Corp.	1,017,511	$26,180,558
EDP Renovaveis S.A.	1,876,879	48,340,879
		$74,521,437
Natural Gas - Distribution – 3.3%
Atmos Energy Corp.	241,067	$28,805,096
China Resources Gas Group Ltd.	1,916,000	8,103,614
UGI Corp.	185,416	6,715,767
		$43,624,477
Telecommunications - Wireless – 6.1%
Cellnex Telecom S.A.	809,068	$38,780,284
KDDI Corp.	229,300	7,531,656
Rogers Communications, Inc., “B”	250,158	14,159,245
SBA Communications Corp., REIT	59,415	20,444,701
		$80,915,886
Telephone Services – 0.6%
Hellenic Telecommunications Organization S.A.	477,868	$8,669,718
Utilities - Electric Power – 80.7%
ALLETE, Inc.	103,334	$6,921,311
Alliant Energy Corp.	338,983	21,179,658
Ameren Corp.	265,591	24,901,812
American Electric Power Co., Inc.	454,244	45,319,924
CenterPoint Energy, Inc.	854,764	26,189,969
Constellation Energy	423,655	23,830,594
Dominion Energy, Inc.	807,895	68,646,838
DTE Energy Co.	331,092	43,773,673
Duke Energy Corp.	107,143	11,963,587
E.ON SE	862,135	10,026,360
Edison International	610,712	42,810,911
Electricite de France S.A. (l)	637,950	6,022,717
Emera, Inc.	185,806	9,210,413
Enel S.p.A.	4,985,671	33,294,540
Energias de Portugal S.A. (a)	3,221,815	15,868,749
Energisa S.A., IEU	392,800	4,026,962
Entergy Corp.	255,608	29,842,234
Equatorial Energia S.A.	1,304,500	7,455,382
Evergy, Inc.	412,833	28,213,007
Exelon Corp.	1,299,983	61,918,193
FirstEnergy Corp.	662,022	30,360,329
Iberdrola S.A.	3,652,375	39,753,733
National Grid PLC	750,344	11,525,052
Neoenergia S.A.	1,137,000	4,112,358
NextEra Energy, Inc.	1,568,276	132,848,661
PG&E Corp. (a)	4,280,788	51,112,609
Pinnacle West Capital Corp.	226,012	17,651,537
Portland General Electric Co.	130,050	7,172,258
Public Service Enterprise Group, Inc.	366,209	25,634,630
RWE AG	877,580	38,278,568
Sempra Energy	439,759	73,932,284
Southern Co.	868,917	63,005,172

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
SSE PLC	1,716,464	$39,302,536
Vistra Corp.	224,907	5,229,088
		$1,061,335,649
Total Common Stocks		$1,288,893,001
Convertible Preferred Stocks – 0.5%
Utilities - Electric Power – 0.5%
DTE Energy Co., 6.25%	64,750	$3,450,527
NextEra Energy, Inc., 5.279%	64,600	3,368,890
Total Convertible Preferred Stocks		$6,819,417
Investment Companies (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 0.21% (v)	10,476,692	$10,476,692
Collateral for Securities Loaned – 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.29% (j)	2,293,326	$2,293,326

Other Assets, Less Liabilities – 0.6%		7,327,682
Net Assets – 100.0%		$1,315,810,118
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $10,476,692 and $1,298,005,744, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
IEU	International Equity Unit
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
Derivative Contracts at 3/31/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CAD	1,089,562	USD	858,602	Brown Brothers Harriman	4/08/2022	$12,932
CAD	1,057,836	USD	832,447	HSBC Bank	4/08/2022	13,710
CAD	1,460,031	USD	1,151,597	Merrill Lynch International	4/08/2022	16,273
EUR	140,157	USD	154,782	Citibank N.A.	7/15/2022	932
USD	68,183,150	EUR	58,647,884	Barclays Bank PLC	4/12/2022	3,289,670
USD	399,511	EUR	351,968	BNP Paribas S.A.	4/08/2022	10,104
USD	425,406	EUR	373,977	Citibank N.A.	4/08/2022	11,648
USD	663,056	EUR	583,942	HSBC Bank	4/08/2022	17,000
USD	92,529,498	EUR	81,207,543	JPMorgan Chase Bank N.A.	4/08/2022	2,683,930

Portfolio of Investments (unaudited) – continued

Forward Foreign Currency Exchange Contracts − continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives − continued
USD	842,045	EUR	737,357	Morgan Stanley Capital Services, Inc.	4/08/2022	$26,255
USD	30,857,080	GBP	22,738,687	Deutsche Bank AG	4/08/2022	987,505
USD	2,019,763	GBP	1,484,882	HSBC Bank	4/08/2022	69,220
USD	3,552,507	GBP	2,665,000	Morgan Stanley Capital Services, Inc.	4/08/2022	51,758
						$7,190,937
Liability Derivatives
CAD	510,688	USD	409,143	Merrill Lynch International	4/08/2022	$(647)
EUR	5,065	USD	5,792	BNP Paribas S.A.	4/08/2022	(188)
EUR	1,212,883	USD	1,374,794	HSBC Bank	4/08/2022	(32,896)
EUR	377,994	USD	432,172	Merrill Lynch International	4/08/2022	(13,971)
EUR	1,545,766	USD	1,734,080	Morgan Stanley Capital Services, Inc.	4/08/2022	(23,891)
EUR	353,446	USD	405,039	State Street Bank Corp.	4/08/2022	(13,997)
EUR	277,382	USD	318,133	UBS AG	4/08/2022	(11,245)
GBP	1,168,247	USD	1,593,815	BNP Paribas S.A.	4/08/2022	(59,206)
GBP	297,710	USD	398,673	Credit Suisse Group	4/08/2022	(7,601)
GBP	345,636	USD	466,772	Merrill Lynch International	4/08/2022	(12,744)
GBP	614,109	USD	837,758	Morgan Stanley Capital Services, Inc.	4/08/2022	(31,063)
GBP	16,007	USD	21,312	State Street Bank Corp.	4/08/2022	(285)
USD	17,088,753	CAD	21,667,683	JPMorgan Chase Bank N.A.	4/08/2022	(243,093)
						$(450,827)
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
3/31/22 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk).

Supplemental Information (unaudited) – continued
Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of March 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$951,249,652	$—	$—	$951,249,652
Spain	—	78,534,017	—	78,534,017
Portugal	—	64,209,628	—	64,209,628
United Kingdom	—	50,827,588	—	50,827,588
Germany	—	48,304,928	—	48,304,928
Italy	—	33,294,540	—	33,294,540
Canada	23,369,658	—	—	23,369,658
Brazil	15,594,702	—	—	15,594,702
Greece	8,669,718	—	—	8,669,718
Other Countries	6,022,717	15,635,270	—	21,657,987
Mutual Funds	12,770,018	—	—	12,770,018
Total	$1,017,676,465	$290,805,971	$—	$1,308,482,436
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$7,190,937	$—	$7,190,937
Forward Foreign Currency Exchange Contracts – Liabilities	—	(450,827)	—	(450,827)
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$13,091,908	$28,900,508	$31,515,724	$—	$—	$10,476,692
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,280	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of March 31, 2022, are as follows:
United States	73.8%
Spain	6.0%
Portugal	4.9%
United Kingdom	3.9%
Germany	3.7%
Italy	2.5%
Canada	1.8%
Brazil	1.2%
Greece	0.7%
Other Countries	1.5%
The issuer country weighting percentages include both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.

Supplemental Information (unaudited) – continued
(4) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.